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                                                         Exhibit 24.01
                                                         -------------

                                                 Commission File No. 1-5492-1




                               POWER OF ATTORNEY
                               -----------------


Know All Men By These Presents, that each person whose signature appears below constitutes and appoints Francis J. Lunger, William Luke and Paul Buffum and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Nashua Corporation's Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


   Signature                           Title                                    Date
   ---------                           -----                                    ----
Joseph A. Baute                        Director                              March 23, 1994
- ---------------                                                              --------------
Joseph A. Baute

Richard E. Carter                      Director                              March 24, 1994
- -----------------                                                            --------------
Richard E. Carter

Thomas W. Eagar                        Director                              March 25, 1994
- ---------------                                                              --------------
Thomas W. Eagar

Charles S. Hoppin                      Director                              March 28, 1994
- -----------------                                                            --------------
Charles S. Hoppin

John M. Kucharski                      Director                              March 25, 1994
- -----------------                                                            --------------
John M. Kucharski

Guy W. Nichols                         Director                              March 23, 1994
- --------------                                                               --------------
Guy W. Nichols

James Brian Quinn                      Director                              March 25, 1994
- -----------------                                                            --------------
James Brian Quinn

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